UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 5, 2009
World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network National Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and
Sponsor as Specified in their respective Charters)
Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-133170
333-133170-01	31-1772814

(Commission File Numbers for Registrant	(Registrants’ I.R.S. Employer Identification Nos.
and Issuing Entity, respectively)	for Registrant)

220 West Schrock Road, Westerville, Ohio	43081

(Address of Principal Executive Offices of Registrant)	(Zip Code)
(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with (i) the issuance of Series 2009-B, Class A Asset Backed Notes, Series 2009-B, Class M Asset Backed Notes, Series 2009-B, Class B Asset Backed Notes and Series 2009-B, Class C Asset Backed Notes by World Financial Network Credit Card Master Note Trust, described in the Prospectus dated July 30, 2009 and the Prospectus Supplement dated August 5, 2009, (ii) the issuance of Series 2009-C, Class A Asset Backed Notes, Series 2009-C, Class M Asset Backed Notes, Series 2009-C, Class B Asset Backed Notes and Series 2009-C, Class C Asset Backed Notes by World Financial Network Credit Card Master Note Trust, described in the Prospectus dated July 30, 2009 and the Prospectus Supplement dated August 5, 2009 and (iii) the issuance of Series 2009-D, Class A Asset Backed Notes, Series 2009-D, Class M Asset Backed Notes, Series 2009-D, Class B Asset Backed Notes and Series 2009-D, Class C Asset Backed Notes by World Financial Network Credit Card Master Note Trust, described in the Prospectus dated July 30, 2009 and the Prospectus Supplement dated August 5, 2009.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 1.1	Underwriting Agreement, dated as of August 5, 2009, among WFN Credit Company, LLC, World Financial Network National Bank and RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives for the several underwriters, relating to the Series 2009-B Class A Notes.

Exhibit 1.2	Underwriting Agreement, dated as of August 5, 2009, among WFN Credit Company, LLC, World Financial Network National Bank and RBS Securities Inc. and Wells Fargo Securities, LLC, as underwriters, relating to the Series 2009-C Class A Notes.

Exhibit 1.3	Underwriting Agreement, dated as of August 5, 2009, among WFN Credit Company, LLC, World Financial Network National Bank and RBS Securities Inc. and Barclays Capital Inc., as representatives for the several underwriters, relating to the Series 2009-D Class A Notes.

Exhibit 5.1	Opinion of Mayer Brown LLP with respect to legality

Exhibit 5.2	Opinion of Mayer Brown LLP with respect to legality

Exhibit No.	Document Description

Exhibit 5.3	Opinion of Mayer Brown LLP with respect to legality

Exhibit 8.1	Opinion of Mayer Brown LLP with respect to tax matters

Exhibit 8.2	Opinion of Mayer Brown LLP with respect to tax matters

Exhibit 8.3	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor
By:	/s/ Daniel T. Groomes
	Name:	Daniel T. Groomes
	Title:	President

Dated: August 7, 2009

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